UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 7, 2005

NEW HAMPSHIRE THRIFT BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-17859	02-0430695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Main Street, P.O. Box 9, Newport, New Hampshire 03773

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (603) 863-0886

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On February 7, 2005, New Hampshire Thrift Bancshares, Inc. issued a press release announcing a 2-for-1 stock split (in the form of a stock dividend) with respect to shares of its common stock to shareholders of record as of February 14, 2005. A copy of this news release is attached hereto and filed herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(a)	No financial statements are required to be filed with this report.

(b)	No pro forma financial information is required to be filed with this report.

(c)	The following exhibits are filed with this Report:

Exhibit No.	Description
99.1	Press release issued by New Hampshire Thrift Bancshares, Inc. on February 7, 2005, announcing a 2-for-1 stock split.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW HAMPSHIRE THRIFT BANCSHARES, INC.

By:	/s/ Stephen R. Theroux
Stephen R. Theroux, Executive Vice President, Chief Operating Officer, Chief Financial Officer and Corporate Secretary

Date: February 7, 2005

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated February 7, 2005.